DEBT	12 Months Ended
Dec. 31, 2011
DEBT
DEBT

4. DEBT

As of December 31, 2011, outstanding debt balances totaled $100.0 million, all of which was our long-term senior notes.

On December 12, 2003, we completed a public debt offering, issuing $100.0 million in senior notes maturing January 15, 2014, and paying interest semi-annually at the rate of 5.95 percent. The notes were issued at a discount resulting in proceeds, net of discount and commission, of $98.9 million. The amount of the discount is being charged to income over the life of the debt on an effective-yield basis. Of the proceeds, capital contributions totaling $65.0 million were made to our insurance subsidiaries to increase their statutory surplus. The balance of the proceeds was used by the holding company to fund investment and operating activities. The estimated fair value for the senior note is $106.6 million. The fair value of our long-term debt is estimated based on the limited observable prices that reflect thinly traded securities.

As of December 31, 2011 and 2010, we had no short-term debt outstanding. We maintain a revolving line of credit with JP Morgan Chase which permits us to borrow up to an aggregate principal amount of $25.0 million. Under certain conditions, the line may be increased up to an aggregate principal amount of $50.0 million. This facility was renewed under similar terms for a three-year term that expires on May 31, 2014. As of December 31, 2011, no amounts were outstanding on this facility.

We incurred interest expense on debt at the following average interest rates for 2011, 2010 and 2009:

	2011	2010	2009
Line of credit	—	—	—
Reverse repurchase agreements	—	—	—
Total short-term debt	—	—	—
Senior notes	6.02%	6.02%	6.02%
Total debt	6.02%	6.02%	6.02%

Interest paid on outstanding debt was $6.0 million for 2011, 2010 and 2009.